                                                               File Nos. 2-98772
                                                                        811-4347

              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON MAY 3, 2002

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.                         / /
                                 --                      --


     Post-Effective Amendment No. 65                     /X/
                                  --                     --


REGISTRATION STATEMENT UNDER THE INVESTMENT
     COMPANY ACT OF 1940


Amendment No. 78                                         /X/
              --                                         --


                                   GMO TRUST

               (Exact Name of Registrant as Specified in Charter)

                  40 Rowes Wharf, Boston, Massachusetts 02110
                    (Address of principal executive offices)

                                  617-330-7500
              (Registrant's telephone number, including area code)

                                with a copy to:

         R. Jeremy Grantham                       J.B. Kittredge, Esq.
              GMO Trust                              Ropes & Gray
           40 Rowes Wharf                        One International Place
    Boston, Massachusetts 02110               Boston, Massachusetts 02110
                    (Name and address of agents for service)


It is proposed that this filing will become effective:

     / / Immediately upon filing pursuant to paragraph (b), or

     /X/ 60 days after filing pursuant to paragraph (a)(1), or


     / /                   pursuant to paragraph (b), or
            -------------
     / / 75 days after filing pursuant to paragraph (a)(2), of Rule 485.



This filing relates only to Class IV shares of the Foreign Small Companies Fund, one of thirty-nine series of the Registrant; it is not intended to amend or supersede any prior filing relating to any other series of the Registrant or any other class of shares of the Foreign Small Companies Fund.


================================================================================

GMO TRUST                                                             Prospectus
                                                                   May    , 2002

- FOREIGN SMALL COMPANIES FUND
   CLASS IV SHARES

                                                   -----------------------------
                                                   - GMO TRUST OFFERS A BROAD
                                                    SELECTION OF INVESTMENT
                                                    ALTERNATIVES TO INVESTORS.

                                                   - THIS PROSPECTUS OFFERS
                                                    ONLY CLASS IV SHARES.
                                                   INFORMATION ABOUT OTHER
                                                   CLASSES OF SHARES AND OTHER
                                                   FUNDS OFFERED BY GMO TRUST IS
                                                   CONTAINED IN SEPARATE
                                                   PROSPECTUSES.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                  PAGE
                                              ------------
FUND OBJECTIVE AND PRINCIPAL INVESTMENT
STRATEGIES..................................             2
SUMMARY OF PRINCIPAL RISKS..................             3
FEES AND EXPENSES...........................             6
BENCHMARK...................................             6
MANAGEMENT OF THE FUND......................             7
DETERMINATION OF NET ASSET VALUE............             8
HOW TO PURCHASE SHARES......................             9
HOW TO REDEEM SHARES........................            10
MULTIPLE CLASSES............................            11
DISTRIBUTIONS AND TAXES.....................            12
FINANCIAL HIGHLIGHTS........................            14
ADDITIONAL INFORMATION..........................back cover
SHAREHOLDER INQUIRIES...........................back cover
DISTRIBUTOR.....................................back cover

SUMMARY OF FUND
OBJECTIVE AND PRINCIPAL
INVESTMENT STRATEGIES

     The following summary describes the Fund's investment objective and principal investment strategies. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Trustees without shareholder approval.

     In the Fund summary that follows, it is noted that the Fund will "invest primarily in" a particular type of securities or other assets. Investors should understand that this Prospectus uses the word "invest" to mean not only direct investment in a particular asset but also indirect investment in or exposure to the asset through the use of derivatives and related instruments.

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Investors should refer to the SUMMARY OF PRINCIPAL RISKS in the Prospectus at page 3 for a discussion of the principal risks of investing in the Fund. See the Statement of Additional Information for additional information about the risks of Fund investments and strategies. The Fund described in this Prospectus may not be available for purchase in all states. This Prospectus is not an offering in any state where an offering may not lawfully be made.

     It is important for you to note:

  - You may lose money on an investment in the Fund.

  - An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 GMO FOREIGN SMALL COMPANIES FUND
Fund Inception Date: 6/30/00

                                                                              FUND CODES
                                                              ------------------------------------------
                                                                         Ticker   Symbol       Cusip
                                                                         ------  ---------  ------------
                                                              Class IV   --         --                --

                 OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     INVESTMENT OBJECTIVE: The Foreign Small Companies Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's current benchmark is the Salomon Smith Barney EMI World ex-U.S. Index.

     INVESTMENT UNIVERSE: The Fund invests primarily in the equity securities of smaller companies located or doing business outside of the U.S. including but not limited to companies in the SSB EMI World ex-U.S. universe. Companies in the Fund's portfolio may have market capitalizations that are larger or smaller than companies in this universe. For a given country, the Manager generally defines "smaller companies" to include the bottom 30% of the companies in that country as measured by total market capitalization. The Fund may also use derivatives.

     PRINCIPAL INVESTMENTS: The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may use exchange-traded and over-the-counter derivative instruments to: (i) adjust its equity or foreign currency exposure; (ii) replace direct investing; and (iii) to manage risk by implementing shifts in investment exposure.

     METHODOLOGY/PORTFOLIO CONSTRUCTION: The Fund uses fundamental analysis of issuers and country economics to build an international equity portfolio. The Manager evaluates stocks by examining value factors such as price to earnings, price to book, price to cash flow and yield. The Manager then focuses on the companies that rank attractively in these four categories and makes selections based on research including a review of the sector/industry, publicly available company information, fundamental analysis and discussions with company management. Sector and country allocations are determined by the Manager's top-down analysis of economic and market data.

     RISKS: The most significant risks of an investment in the Fund are Market Risk, Liquidity Risk, Smaller Company Risk, Foreign Investment Risk (including the enhanced risks of investing in Emerging Markets), Currency Risk, Derivatives Risk and Management Risk. For more information about these risks and other principal risks of an investment in the Fund, see "Summary of Principal Risks" on page 3.

                                  PERFORMANCE

     The performance information below helps to show the risks of investing in the Fund. The bar chart below and to the left shows changes in the Fund's* annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's* average annual total returns for different calendar periods compare with those of a broad-based index. See "Benchmark" for a description of the index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class III shares only, after-tax returns for other classes will vary. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any expenses. PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE.

     The Fund commenced operations as a registered investment company on June 30, 2000. Prior to that date, the Fund was operated as a portfolio of a private investment pool with investment objectives, policies and guidelines that were substantially the same as those of the Fund. Performance information for periods prior to June 30, 2000 is that of the private investment pool, restated to reflect the Fund's higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to certain restrictions imposed by the Investment Company Act of 1940. Had the pool been subject to these restrictions, its performance may have been adversely affected.

                     ANNUAL TOTAL RETURN/Class III Shares*
                            Years Ending December 31
[Bar Graph]

                                                                    FOREIGN SMALL COMPANIES FUND %
                                                                    ------------------------------
1996                                                                             22.09
1997                                                                             -3.80
1998                                                                              4.51
1999                                                                             41.52
2000                                                                             -7.74
2001                                                                              3.66

                        Highest Quarter: 15.12% (4Q1998)
                        Lowest Quarter: -17.40% (3Q1998)
                      Year-to-Date (as of 3/31/02): 8.99%

                          AVERAGE ANNUAL TOTAL RETURN*
                        Periods Ending December 31, 2001

---------------------------------------------------------------------------------------------------------
                                                              1 YEAR    5 YEARS   10 YEARS   INCEPT.
---------------------------------------------------------------------------------------------------------
 CLASS III                                                                                    1/4/95
---------------------------------------------------------------------------------------------------------
 RETURN BEFORE TAXES                                            3.66%    6.35%        N/A       8.77%
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS                            2.65%   N/A(#)        N/A      N/A(#)
---------------------------------------------------------------------------------------------------------
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    2.22%   N/A(#)        N/A      N/A(#)
---------------------------------------------------------------------------------------------------------
 SSB EMI WORLD EX-U.S.                                        -15.70%   -1.01%        N/A       1.19%
---------------------------------------------------------------------------------------------------------

(#) Information on the Fund's return after taxes is unavailable prior to June 30, 2000, the date the Fund commenced operations as a registered investment company.
---------------
* Performance information presented is that of the Fund's predecessor for all periods prior to June 30, 2000. The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class IV shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class IV shares and Class III shares do not have the same expenses.

                           SUMMARY OF PRINCIPAL RISKS

     The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you can lose money by investing in the Fund. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund and its investments.

      -- MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates.

     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

     FIXED INCOME SECURITIES. The Fund may invest to a limited extent in certain fixed income securities. The value of the Fund's investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.

     This kind of market risk, also called interest rate risk, will generally increase to the extent the Fund invests in fixed income securities with longer maturities and portfolios with longer durations (a measure of the expected cash flows of a fixed income security).

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Liquidity risk will generally increase to the extent that the Fund's principal investment strategy involves securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk.

     - SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies. These risks are particularly pronounced for the Fund, which invests primarily in companies with small or medium-sized market capitalizations.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to efficiently adjust the exposure of the Fund to various securities, markets and currencies without the Fund having to actually sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may increase the amount of taxes payable by shareholders.

     - FOREIGN INVESTMENT RISK. The Fund, because it invests in securities traded principally in securities markets outside the United States, is subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund's investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. These risks are particularly pronounced for the Fund because it invests a significant portion of its assets in foreign securities.

     In addition, the Fund invests a significant portion of its assets in the securities of issuers based in countries with developing or "emerging market" economies, and is therefore subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; the risk that it may be more difficult to obtain and/or enforce legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

     - CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates may negatively affect the value of the Fund's investments. Currency risk includes both the risk that currencies in which the Fund's investments are traded in or currencies in which the Fund has taken on an active investment position will decline in value relative to the U.S. Dollar and, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.

     The Fund may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the Fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the Fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. The Fund may also take active currency positions and may cross-hedge currency exposure represented by its securities into another foreign currency. This may result in the Fund's currency exposure being substantially different than that suggested by its securities investments.

     If the Fund invests or trades in foreign currencies, securities denominated in foreign currencies, or related derivative instruments, it may be adversely affected by changes in foreign currency exchange rates. Currency risk is particularly pronounced for the Fund because it regularly enters into derivative foreign currency transactions and may take active long and short currency positions through exchange traded and over-the-counter ("OTC") foreign currency transactions for investment purposes. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make timely settlement payments or to otherwise honor its obligations.

     The Fund is exposed to credit risk because it may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because it may engage to a significant extent in the lending of Fund securities or use of repurchase agreements.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund is generally not subject to the risk of market timing because it generally stays fully invested.

                               FEES AND EXPENSES

     The following table describes the fees and expenses you may pay if you buy and hold Class IV shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
  Management Fee............................................    0.70%
  Shareholder Service Fee...................................    0.10%
  Other Expenses............................................    0.26%
  Total Annual Operating Expenses...........................    1.06%
  Expense Reimbursement(1)..................................    0.25%
  Net Annual Expenses.......................................    0.81%

NOTES TO FEES AND EXPENSES:

1. The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003 to the extent that the Fund's total annual operating expenses (excluding Shareholder Service Fees, fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.70% of the Fund's daily net assets.

EXAMPLES:

The examples illustrate the expenses you would incur on a $10,000 investment in the Fund over the stated periods, assuming your investment had a 5% return each year and the Fund's operating expenses remained the same (with or without redemption at the end of each stated period). The examples are for comparative purposes only; they do not represent past or future expenses or performance, and your actual expenses and performance may be higher or lower.

1 Year (after reimbursement)................................   $   83
3 Year......................................................   $  312
5 Year......................................................   $  561
10 Year.....................................................   $1,272

                                   BENCHMARK

     The Fund's benchmark is the Salomon Smith Barney Extended Market Index World ex-U.S. Index ("SSB EMI World ex-U.S."), which is maintained and published by Salomon Smith Barney and comprised of the small capitalization stock component of the SSB Broad Market Index ("BMI"). The BMI is a float-weighted index that spans 22 countries and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the end of May each year. Companies are deleted if their float falls below $75 million. Changes are effective before the open of the first business day of July. The SSB EMI World ex-U.S. is defined as those stocks falling in the bottom 20% of the cumulative available capital in each country. The Manager may change the Fund's benchmark from time to time. The Fund is not an "index fund" and the composition of the Fund's portfolio may differ from the benchmark.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co., LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2001, GMO managed more than $21 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs. For the fiscal year ended February 28, 2002, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) 0.45% of the Fund's average daily net assets.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.

     Day-to-day management of the Fund is the responsibility of the International Quantitative division, comprised of investment professionals associated with the Manager. No one person is responsible for making recommendations to the division.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Fund's custodian.

TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's transfer agent.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. New York City time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's shares from the Trust on any day when the NYSE is open for business. In addition, brokers and agents are authorized to accept purchase and redemption orders on the Fund's behalf. You may pay a fee if you effect a transaction through a broker or agent. To obtain a purchase order form, call the Trust at (617) 346-7646, e-mail to SHS@GMO.com or contact your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)

     - payment (by check or wire) for the purchase is received before 4:00 p.m. on the day the purchase order is accepted

        - if an investor provides adequate written assurances of intention to pay, the Trust may extend settlement up to four business days.

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order." Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     The minimum investment amount for Class IV shares of the Fund is a total investment in the Fund of $125 million. There is no minimum additional investment required to purchase additional shares of the Fund. The Trust may waive initial minimums for certain accounts.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646, or e-mail to SHS@GMO.com to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                  By U.S. Postal Service:                             By Overnight Courier:
              Investors Bank & Trust Company                      Investors Bank & Trust Company
                 GMO Transfer Agent MFD 23                           GMO Transfer Agent MFD 23
                       P.O. Box 9130                             200 Clarendon Street, 16th Floor
             200 Clarendon Street, 16th Floor                            Boston, MA 02116
                   Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - the Fund will not honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to the Fund, as reasonably determined by the Fund. The Fund does not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

        - securities must be approved by the Manager prior to transfer to the Fund

        - securities will be valued as set forth under "Determination of Net Asset Value" on page 7

     - by a combination of cash and securities.

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. New York City time)

     - is signed exactly in accordance with the form of registration

     - includes the exact name in which the shares are registered

     - includes the investor's account number

     - includes the number of shares or the dollar amount of shares to be redeemed

     Redemption requests received by the Trust or its agent after the deadline will be honored on the next following business day, and the redemption will be effected based on the net asset value per share computed on that day. The redemption price is the net asset value per share next determined after the redemption request is received in "good order."

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing.

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 7

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - to the extent available, in-kind redemptions will be of readily marketable securities

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 or e-mail to SHS@GMO.com to CONFIRM RECEIPT of redemption requests.

                                MULTIPLE CLASSES

     This Prospectus offers only Class IV shares of the Fund. The Fund also offers Class III shares. Information about Class III shares of the Fund (and about other Funds offered by the Trust) is contained in separate prospectuses. The sole economic difference between Class III and Class IV shares of the Fund is the level of Shareholder Service Fee that the classes bear for client and shareholder service, reporting and other support, reflecting the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for Class IV shares, where eligibility criteria require a greater total investment in the Fund than is required for Class III shares. The Shareholder Service Fee (as a percentage of average daily net assets) is 0.10% for Class IV shares of the Fund and 0.15% for Class III shares of the Fund.

ELIGIBILITY FOR CLASSES

     Eligibility for Class IV shares of the Fund depends upon the client meeting a $125 million minimum total investment in the Fund (the "Total Fund Investment"). Eligibility for Class III shares of the Fund depends upon the client meeting a $1 million minimum "Total Investment," calculated as described below.

DETERMINATION OF TOTAL INVESTMENT

     A client's Total Investment equals the market value of all the client's assets managed by GMO and its affiliates (1) at the time of initial investment,
(2) at close of business on the last business day of each calendar quarter, or
(3) at other times as determined by the Manager (each, a "Determination Date"). The Manager will monitor the value of the MSCI World Index (computed in U.S. dollars with net dividends reinvested). On December 31 of any year, the Manager may increase the Minimum Total Investment/Total Fund Investment amounts by the same percentage by which the value of the MSCI World Index increased from June 30, 2000 through December 31 of the year being evaluated.

You should note:

     - There is no minimum additional investment required to purchase additional shares of the Fund for any class of shares.

     - The Manager will make all determinations as to the aggregation of client accounts for purposes of determining eligibility.

     - Eligibility requirements for each class of shares are subject to change upon notice to shareholders.

     - Assets invested in GMO's Pelican Fund will not be considered when determining a client's Total Investment.

CONVERSIONS BETWEEN CLASSES

     Client's shares in the Fund will be converted to the class of shares of the Fund with the lowest Shareholder Service Fee for which the client is eligible, based on the amount of the client's Total Investment or Total Fund Investment, on the

Determination Date. The conversion will occur within 15 business days following the Determination Date on a date selected by the Manager.

     The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another should not result in the recognition of gain or loss in the converted shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. The Fund also intends to distribute net gains from the sale of securities held for not more than one year ("net short-term capital gains") and net gains from the sale of securities held for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the application or by writing to the Trust.

It is important for you to note:

     - Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net long-term capital gains will be taxable as such (generally at a 20% federal rate for noncorporate shareholders whether paid in cash or in shares).

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If a distribution reduces the net asset value of a shareholder's shares below a shareholder's cost basis in those shares, such distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, if you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution) and then receive a portion of the price back as a taxable distribution.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - The Fund's use of derivatives may increase the amount of taxes payable by shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                      [This page intentionally left blank]

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for the Fund, and each class of shares which had investment operations during the reporting periods and is currently being offered.

Class IV Shares of the Fund were not offered until May   , 2002. As such,
audited financial statements (and, as a result, financial highlights) are not yet available. Following are financial highlights (1) with respect to time periods from July 1, 2000 through February 28, 2002, for a Class III Share outstanding throughout each period, and (2) with respect to time periods prior to July 1, 2000, for a discrete, GMO-managed pool of the International Small Cap Fund of the Common Fund for Nonprofit Organizations (the "GMO Pool"). The Fund commenced operations on July 1, 2000 subsequent to a transaction involving the reorganization of the GMO Pool as the Fund. Class III Shares of the Fund are offered through a separate prospectus. It is expected that audited financial statements relating to Class IV Shares for the fiscal year ending February 28, 2003 will be included in the Fund's Annual Report and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act, and the rules promulgated thereunder.

FOREIGN SMALL COMPANIES FUND

                                                                                                    GMO POOL
                                                                                           PERFORMANCE INFORMATION(g)
                                                     CLASS III SHARES                             (UNAUDITED)
                                            ----------------------------------   ----------------------------------------------
                                                               PERIOD FROM
                                                              JUNE 30, 2000
                                             YEAR ENDED     (COMMENCEMENT OF                 YEAR ENDED JUNE 30,(e)
                                            FEBRUARY 28,   OPERATIONS) THROUGH   ----------------------------------------------
                                                2002        FEBRUARY 28, 2001     2000        1999        1998          1997
                                            ------------   -------------------   -------     -------     -------     ----------
Net asset value, beginning of period......    $   9.68           $ 10.00         $  8.64     $  7.96     $  8.28     $     7.34
                                              --------           -------         -------     -------     -------     ----------
Income from investment operations:
  Net investment income...................        0.15              0.06            0.12        0.15        0.10           0.16
  Net realized and unrealized gain
    (loss)................................        0.00(b),(c)         (0.33)(b)     1.57        0.73       (0.25)          0.98
                                              --------           -------         -------     -------     -------     ----------
    Total from investment operations......        0.15             (0.27)           1.69        0.88       (0.15)          1.14
                                              --------           -------         -------     -------     -------     ----------
Less distributions to shareholders:
  From net investment income..............       (0.24)            (0.05)          (0.33)      (0.20)      (0.17)         (0.20)
                                              --------           -------         -------     -------     -------     ----------
    Total distributions...................       (0.24)            (0.05)          (0.33)      (0.20)      (0.17)         (0.20)
                                              --------           -------         -------     -------     -------     ----------
Net asset value, end of period............    $   9.59           $  9.68         $ 10.00     $  8.64     $  7.96     $     8.28
                                              ========           =======         =======     =======     =======     ==========
Total Return(a)...........................        1.59%            (2.64)%**       19.80%(f)   11.52%(f)   (1.74)%(f)      15.88%(f)
Ratios/Supplemental Data:
  Net assets, end of period (000's).......    $149,566           $61,244             N/A         N/A         N/A            N/A
  Net expenses to average daily net
    assets................................        0.86%(d)          0.85%*           N/A         N/A         N/A            N/A
  Net investment income to average daily
    net assets............................        1.48%             1.08%*           N/A         N/A         N/A            N/A
  Portfolio turnover rate.................          17%               16%            N/A         N/A         N/A            N/A
  Fees and expenses reimbursed by the Man-
    ager to average daily net assets......        0.26%             0.43%*           N/A         N/A         N/A            N/A

(*) Annualized

(**)Not annualized

(a)Total return would have been lower had certain expenses not been reimbursed during the period shown.

(b)The amount shown for a share outstanding does not correspond with the aggregate not realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)Net realized and unrealized loss was less than $0.01 per share.

(d)Includes transfer taxes not reimbursed by the Manager, which approximate .01% of average daily net assets.

(e)The fiscal year end of the GMO Pool was June 30.

(f)The total return figures and other information shown above have been restated to reflect the Fund's higher expense ratio.

(g)All information relating to the time periods prior to July 1, 2000 relates to the GMO Pool. Total return figures are based on historical earnings but past performance data is not necessarily indicative of future results. Total return figures for the GMO Pool have been restated to reflect the estimated operating expenses of the Fund, which are higher than the operating expenses for the GMO Pool. The per unit information for the GMO Pool has been restated to conform to the Fund's initial net asset value of $10.00 per share. The GMO Pool was not registered as an investment company and therefore was not subject to certain investment restrictions imposed by the Investment Company Act of 1940. Had the GMO Pool been subject to these restrictions, its performance may have been adversely affected.

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, by calling collect (617) 346-7646 or by e-mail to SHS@GMO.com. The Statement contains more detailed information about the Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund is available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)
                                  SHS@GMO.COM
                          WEBSITE: HTTP://WWW.GMO.COM

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

                          FOREIGN SMALL COMPANIES FUND
                                 CLASS IV SHARES


                       STATEMENT OF ADDITIONAL INFORMATION


                                  May __, 2002






















This Statement of Additional Information is not a prospectus. It relates to the Foreign Small Companies Fund Prospectus for Class IV Shares dated May __, 2002, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. The Foreign Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). Information from the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

                                TABLE OF CONTENTS

                                                                                                                                Page

INVESTMENT OBJECTIVES AND POLICIES.................................................................................................1


FUND INVESTMENTS...................................................................................................................1


DESCRIPTIONS AND RISKS OF FUND INVESTMENTS.........................................................................................1


USES OF DERIVATIVES...............................................................................................................21


INVESTMENT RESTRICTIONS...........................................................................................................23


DETERMINATION OF NET ASSET VALUE..................................................................................................25


DISTRIBUTIONS.....................................................................................................................25


TAXES.............................................................................................................................26


PERFORMANCE INFORMATION...........................................................................................................30


MANAGEMENT OF THE TRUST...........................................................................................................32


INVESTMENT ADVISORY AND OTHER SERVICES............................................................................................37


PORTFOLIO TRANSACTIONS............................................................................................................39


DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES..................................................................................40


VOTING RIGHTS.....................................................................................................................42


SHAREHOLDER AND TRUSTEE LIABILITY.................................................................................................43


BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES..............................................................................43


FINANCIAL STATEMENTS..............................................................................................................43


APPENDIX A - COMMERCIAL PAPER AND CORPORATE DEBT RATINGS


APPENDIX B - SUPPLEMENTAL INFORMATION

         The Foreign Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Trust is a "series investment company" that consists of a separate series of investment portfolios (the "Series"), each of which is represented by a separate series of shares of beneficial interest. Each Series' manager is Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager"). Shares of the other Series of the Trust and of any other classes of the Fund are offered pursuant to separate prospectuses and statements of additional information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Fund may be changed without shareholder approval.

                                FUND INVESTMENTS

         The Fund is generally permitted (but not required) to make the following types of investments: domestic equity securities,1 preferred stocks, convertible securities, securities of foreign issuers (including securities of foreign issuers traded on U.S. exchanges),2 securities of emerging market issuers or countries,2 depository receipts, illiquid securities, futures and options, swap contracts, repurchase agreements, investment companies, cash and other high quality investments, long and medium term corporate and government bonds,3 and foreign currency transactions. The Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

         The following is a detailed description of certain investment practices in which the Fund may engage and the risks associated with their use.

PORTFOLIO TURNOVER

Portfolio turnover is not a limiting factor with respect to investment decisions for the Fund. The historical portfolio turnover rate for the Fund is shown under the heading "Financial Highlights" in the Prospectus.

In any particular year, market conditions may well result in greater rates of portfolio turnover than are presently anticipated. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the Fund unless such shareholders are themselves exempt. See "Distributions


-------------------------
   1 For more information, see, among other sections, "Summary of Principal
     Risks -- Market Risk" in the Prospectus.
   2 For more information, see, among other sections, "Summary of Principal
     Risks -- Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments -- Certain Risks of Foreign Investments" herein.
   3 For more information, see, among other sections, "Summary of Principal
     Risks -- Market Risk" in the Prospectus and "Descriptions and Risks of Fund Investments -- Debt and Other Fixed Income Securities" and "--U.S. Government Securities and Foreign Government Securities" herein.

and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFICATION

It is a fundamental policy of the Fund, which may not be changed without shareholder approval, that at least 75% of the value of the Fund's total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations that apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Fund in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to political and social factors affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries. For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors. The return of Hong Kong to China in 1997 continues to affect the region.

Some countries in the region are heavily dependent upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

INVESTMENTS IN AFRICA. Investments by the Fund in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region.

Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets. Some countries have investment and repatriation restrictions that further reduce liquidity and could increase volatility.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. The Fund may invest directly in securities of Russian issuers. Investment in securities of such issuers presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the political, legal and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly acute.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When the Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

SECURITIES LENDING

The Fund may make secured loans of portfolio securities amounting to not more than one-third of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or liquid securities at least equal at all times to the market value of the securities lent. Collateral may be held in shares of other investment companies. The borrower pays to the Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS

The Fund may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with the Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES

A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

The Fund may purchase warrants or rights. Warrants and rights generally give the holder the right, at any time during the term of the instrument, to receive upon exercise of the warrant or right a security of the issuer based on the conversion value of the security at the time of exercise. The Fund will normally use warrants and rights in a manner similar to its use of options on securities as described below. The risks of a Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

FUTURES AND OPTIONS

The Fund may use futures and options for various purposes. See "Uses of Derivatives." The use of futures contracts, options contracts and options on futures contracts involves risk. Thus, while the Fund may benefit from the use of futures, options and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options and options on futures and the costs of these transactions will affect the Fund's performance.

OPTIONS. The Fund (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. The Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by the Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

The Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if the Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which the Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. It is possible that the Fund, the Manager, other funds managed by the Manager, and other clients of the Manager may be considered to be such a group. These position limits may restrict the Fund's ability to purchase or sell options on a particular security.

The amount of risk the Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. The Fund will also be permitted to invest in futures contracts on individual equity securities ("single stock futures"), consistent with applicable law.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities or other liquid assets generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

INDEX FUTURES. The Fund may purchase futures contracts on various securities indexes ("Index Futures"). The Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

The Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of Index Futures on the S&P 500, with the Commodities Clearing House. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases foreign stock Index Futures.

The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Fund's use of options on currency futures.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

The Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund and the Fund is investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES

RISK MANAGEMENT. When futures and options on futures are used for risk management, the Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. For example, if the Fund wants to increase its exposure to a particular fixed income security, the Fund may take long positions in futures contracts on that security. In the case of futures and options on futures, the Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios that do not engage in risk management transactions. The Fund will not, however, use futures and options on futures to obtain greater volatility than it could obtain through direct investment in securities; that is, the Fund will not normally engage in risk management to increase the average volatility (beta) of the Fund's portfolio above 1.00, the level of risk (as measured by volatility) that would be present if the Fund were fully invested in the securities comprising the relevant index. However, the Fund may invest in futures and options on futures without regard to this limitation if the face value of such investments, when aggregated with the Index Futures, equity swaps and contracts for differences as described below does not exceed 10% of the Fund's assets.

HEDGING. To the extent indicated elsewhere, the Fund may also enter into options and futures contracts and buy and sell options on futures for hedging. For example, if the Fund wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of the Fund's fixed income security, the value of the futures contract should increase. Likewise, the Fund may sell equity index futures if the Fund wants to hedge its equity securities against a general decline in the relevant equity market(s). The Fund may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that the Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in the Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, the Fund may purchase call options or write put options as a substitute for the purchase of futures contracts. See "Foreign Currency Transactions" below for more information regarding the currency hedging practices of the Fund.

INVESTMENT PURPOSES. To the extent indicated elsewhere, the Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, the Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for the Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, the Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. This use may also permit the Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

Incidental to other transactions in fixed income securities, for investment purposes the Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). The Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below.

SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of the Fund's portfolio. For example, if the Fund's portfolio includes stocks of companies with medium-sized equity capitalization and, in the opinion of the Manager, such stocks are likely to underperform smaller capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy small capitalization stocks with the proceeds and then, when the expected trend had played out, sell some of its small capitalization stocks and repurchase mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (to synthetically "buy" the smaller capitalization stocks). When the expected trend has played out, the Fund would then close out both futures contract positions. The Fund will only enter into these combined positions if
(1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that the Fund would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) the Fund's custodian earmarks and maintains an amount of cash, U.S. Government Securities or other liquid assets whose value, marked-to-market daily, is equal to the Fund's current obligations in respect of the long futures contract positions. If the Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manager will enter into these combined positions only if the Manager expects that, overall, the Fund will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. The Fund may also use swaps and options on futures to achieve the same objective.

The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS
The Fund may use swap contracts and other two-party contracts for the same or similar purposes as it may use options, futures and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g. an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

CREDIT DEFAULT SWAPS. The Fund may (but is not obligated to) use credit default swaps to limit or reduce risk exposure of the Fund against events of default by issuers of emerging market debt. These instruments may also be used to create synthetic short exposure to certain emerging market or U.S. non-governmental debt, in cases where credit default protection is purchased in excess of the value of the related underlying debt held by the Fund. With credit default swaps, the Fund may pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The Fund may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

If the Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. If the Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had sold the notional amount of securities comprising the index.

Contracts for differences are swap arrangements in which the Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket - resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS AND COLLARS. The Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Fund's use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options. Because caps, floors and collars are recent innovations for which standardized documentation has not yet been developed they are deemed by the SEC to be relatively illiquid investments which are subject to the Fund's limitation on investment in illiquid securities. See "Illiquid Securities" below.

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. The Fund may only close out a swap, contract for differences, cap, floor or collar or OTC option with the particular counterparty. Also, if the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to swap contracts. The Manager will closely monitor, subject to the oversight of the Trustees, the creditworthiness of contract counterparties, and the Fund will not enter into any swaps, caps, floors or collars, unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. In accordance with CFTC regulations, investments by the Fund in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that the Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

The Fund may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. The Fund may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

The Fund may enter into forward contracts for hedging under three circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Manager of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Third, the Fund may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Fund assumes the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies.

The Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, the Fund may be required to forego the benefits of advantageous changes in the exchange rates.

The Fund may also enter into foreign currency forward contracts for investment and currency risk management. When the Fund uses currency instruments for such purposes, the foreign currency exposure of the Fund may differ substantially from the currencies in which the Fund's investment securities are denominated. However, the Fund's aggregate foreign currency exposure will not normally exceed 100% of the value of the Fund's securities, except that the Fund may use currency instruments without regard to this limitation if the amount of such excess, when aggregated with futures contracts, equity swap contracts and contracts for differences used in similar ways, does not exceed 10% of the Fund's net assets. The Fund may also enter into foreign currency forward contracts to give fixed income securities denominated in one currency (generally the U.S. dollar) the risk characteristics of similar securities denominated in another currency as described above under "Uses of Options, Futures and Options on Futures - Investment Purposes" or for risk management in a manner similar to the Fund's use of futures contracts and related options.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and Other Fixed Income Securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, it is impossible to predict the future income of the Fund from investing in such securities. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

The Fund may temporarily invest a portion of its assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities the Fund may seek to minimize credit risk with respect to such investments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of the Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated markets and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. These securities either (1) cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A) or (2) are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it could be more difficult to sell such securities when the Manager believes it advisable to do so. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. These securities may involve the risk that the Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, the Fund may invest in private investment funds, vehicles or structures. The Fund may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

                               USES OF DERIVATIVES

INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Fund uses derivatives. The information below is designed to supplement the information included in the Prospectus.

FUNCTION OF DERIVATIVES IN THE FUND. The Fund uses financial derivatives to implement investment decisions. The types of derivatives employed include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. To a significant extent, specific market conditions influence the choice of derivative strategies for the Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in the Fund, although derivative positions may comprise a significant portion of the total assets.

COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. The Manager limits transactions to counterparties with a long-term debt rating of A or higher at the time the Fund enters into the derivative. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager implicitly restricts the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Fund has to over-the-counter counterparties.

DERIVATIVES IN THE FUND

Broadly speaking, derivatives employed in the Fund serve three purposes: hedging, investment and risk management. See "Descriptions and Risks of Fund Investments - Futures and Options", "-- Uses of Options, Futures, and Options on Futures", and "-- Swap Contracts and Other Two-Party Contracts". The Fund also uses derivatives to manage currency exposure. See "Descriptions and Risks of Fund Investments - Foreign Currency Transactions".

o Hedging: The Fund may employ hedges to protect a current or anticipated position. For example, if the Fund receives significant amounts of cash, the Fund may hedge market risk, i.e., the risk of not being invested in the market, by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until direct investments can be efficiently made.
o Investment: Rather than investing directly in securities, the Fund may employ derivative instruments such as a long futures contract or a long equity swap contract. For example, the Fund may use long derivative positions to adjust the underlying exposure to individual markets, sectors and equities in an efficient, cost-effective manner.
o Risk Management: Synthetic sales and purchases can help manage risk. For example, the Fund may hold a large proportion of stocks in a particular market that the Manager believes is likely to underperform in the short term. In this case, the Manager may choose to minimize the risk of underperformance without incurring the high transaction costs associated with selling stocks by using derivative instruments to invest the Fund in another market it views more favorably. To accomplish this strategy, the Fund may use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index).
o Foreign Currency: The Fund may also employ derivatives in foreign currency transactions to implement the same three basic functions: hedging, investment and risk management.

USE OF DERIVATIVES BY THE FUND

TYPES OF DERIVATIVES

o    Equity futures and related options
o Exchange-traded and OTC options on securities and indexes (including writing covered options).

FOREIGN CURRENCY TRANSACTIONS

o For hedging purposes, the Fund may invest in spot currency transactions, forward foreign currency contracts, options on currencies, currency futures and related options.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the Fund, the Trust will not take any of the following actions with respect to the Fund as indicated:

(1) Borrow money except under the following circumstances: (i) The Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) The Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) The Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions. Under current pronouncements of the SEC staff, such transactions are not treated as senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of the Fund's total assets.

(7) Concentrate more than 25% of the value of its total assets in any one industry.

(8) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon.

(9) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if the Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

Non-Fundamental Restrictions:

It is contrary to the present policy of the Fund, which may be changed by the Trustee without shareholder approval, to:

(1) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, the Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to the Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of the Fund may be changed by the Trust's Trustees without the approval of shareholders.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of the Fund will be determined on each day the New York Stock Exchange (the "Exchange") is open for regular business as of the close of regular trading on the Exchange, generally 4:00 p.m. New York City time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

         The Prospectus describes the distribution policies of the Fund under the heading "Distributions". It is the policy of the Fund in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by the Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). It is the policy of the Fund to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF THE FUND

         The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including capital gain dividends).

         If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimus).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

         Fund distributions derived from interest, dividends and certain other income, including in general short-term gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested in shares. Properly designated Fund distributions derived from net long-term capital gains (i.e., net gains derived from the sale of securities held by the Fund for more than 12 months) will generally be taxable as such, regardless of how long a shareholder has held the shares in the Fund.

         The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held as capital assets for more than 12 months and as short-term capital gains if the shares have been held as capital assets for not more than 12 months. The tax rate generally applicable to net capital gains recognized by individual and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends).

         For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

         Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

         If the Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to the Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations.

         The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate will be (i) 30% for amounts paid during 2002 and 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.


         Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

         Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by the Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Foreign investors are subject to the backup withholding rules described above. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. Also, foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

         Recently revised U.S. Treasury regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above generally became effective for payments made on or after January 1, 2001 (although transition rules apply). In some circumstances, these rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the application of these new regulations.

FOREIGN TAX CREDITS

         If, at the end of the fiscal year, more than 50% of the value of the total assets of the Fund is represented by stock or securities of foreign corporations, the Fund intends to make an election with respect to the Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of the Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

         Certain of the Fund's investments, including assets "marked to the market" for federal income tax purposes and debt obligations issued or purchased at a discount, will create taxable income in excess of the cash they generate. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing and character of distributions to shareholders.

         Investment by the Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

         A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         If the Fund invests in other investment companies it will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

         The Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements or in the case of high redemption levels. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

                             PERFORMANCE INFORMATION

         The Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $10,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $10,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium, if any, is deducted from the initial $10,000 payment, (ii) all dividends and distributions are reinvested when paid and (iii) the maximum redemption fee, if any, is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         The table below sets forth the average annual total return (before taxes) for Class III Shares of the Fund for the one, three, five and ten year periods ending February 28, 2002 and for the period from the commencement of the Fund's operations until February 28, 2002:


------------------------------------------------------------------------------------------------------------------------------------
                                                    INCEPTION      1 YEAR     3 YEARS (%)  5 YEARS (%)   10 YEARS (%)      SINCE
                                                      DATE           (%)                                               INCEPTION (%)
------------------------------------------------------------------------------------------------------------------------------------
Foreign Small Companies Fund                         1/4/95*        1.59%       12.71%        6.85%          N/A           8.96%
------------------------------------------------------------------------------------------------------------------------------------

* Performance information presented is that of the Fund's predecessor for all periods prior to June 30, 2000.

     The Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for the Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemption fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to the Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

     From time to time, in advertisements, in sales literature, or in reports to shareholders, the Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services that monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), the MSCI EAFE or the Russell 2500, indices of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

     Performance rankings and listings reported in national financial publications, such as Money Magazine, Barron's and Changing Times, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

     Quotations of the Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for the Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio)
(# of days in relevant period/365)

                             MANAGEMENT OF THE TRUST

The following tables present information regarding each Trustee and officer of GMO Trust (the "Trust") as of May 1, 2002. Each Trustee's and officer's age as of May 1, 2002 is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The term of office for each officer is until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

                                                                                NUMBER OF
       NAME, AGE AND                                                          PORTFOLIOS IN
      POSITION(S) HELD        LENGTH OF TIME     PRINCIPAL OCCUPATION(S)       FUND COMPLEX              OTHER
       WITH THE TRUST              SERVED          DURING PAST 5 YEARS           OVERSEEN          DIRECTORSHIPS HELD
       --------------              ------          -------------------           --------          ------------------
NON INTERESTED TRUSTEES
Jay O. Light (60)             Since May 1996    Professor of Business               38          Security Capital Group,
Trustee                                         Administration and Senior                       Inc.
                                                Associate Dean, Harvard
                                                University.

Donald W. Glazer, Esq. (57)   Since December    Business and legal                  38          None
Trustee                       2000              consultant; entrepreneur;
                                                advisory counsel, Goodwin
                                                Procter LLP; Secretary
                                                and Consultant, Provant,
                                                Inc.  (provider of
                                                performance improvement
                                                training services and
                                                products) (1998 -
                                                present).
INTERESTED TRUSTEE
R. Jeremy Grantham(4)(63)      Since            Member, Grantham, Mayo, Van         38          None
President and Chairman of      September 1985   Otterloo & Co. LLC.
the Trustees


OFFICERS


                                  POSITION(S) HELD           LENGTH              PRINCIPAL OCCUPATION(S)
        NAME AND AGE               WITH THE TRUST        OF TIME SERVED            DURING PAST 5 YEARS
        -------------              --------------        --------------            -------------------
Susan Randall Harbert (45)      Chief Financial       Chief Financial       Member, Grantham, Mayo, Van
                                Officer and           Officer since         Otterloo & Co. LLC.
                                Treasurer             February 2000;
                                                      Treasurer since
                                                      February 1998.

Brent Arvidson (32)             Assistant Treasurer   Since September 1997  Senior Fund Administrator,
                                                                            Grantham, Mayo, Van Otterloo &
                                                                            Co. LLC (September 1997 -
                                                                            present); Senior Financial
                                                                            Reporting Analyst, John Hancock
                                                                            Funds (August 1996 - September
                                                                            1997)

Scott Eston (46)                Vice President        Since September 1997  Chief Financial Officer
                                                                            (1997-present) and Member,
                                                                            Grantham, Mayo, Van Otterloo &
                                                                            LLC; Senior Partner, Coopers &
                                                                            Lybrand (1987-1997).

-----------------
(4) Trustee is deemed to be an "interested person" of the Trust, as defined by the 1940 Act, because of his affiliation with the Trust's Manager.

William R. Royer,  Esq. (36)    Vice President and    Vice President        General Counsel and Member,
                                Clerk                 since February        Grantham, Mayo, Van Otterloo &
                                                      1997; Clerk since     LLC.
                                                      March 2001.
Elaine M. Hartnett, Esq. (57)   Vice President and    Vice President        Associate General Counsel,
                                Secretary             since August 1999;    Grantham, Mayo, Van Otterloo &
                                                      Secretary since       Co. LLC (June 1999 - present);
                                                      March 2001.           Associate/Junior Partner, Hale
                                                                            and Dorr LLP (1991 - 1999).


TRUSTEES' RESPONSIBILITIES. Subject to the provisions of the GMO Declaration of Trust, the business of the Trust, an open-end management investment company, shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); remove from their number with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

There are two standing committees of the Board of Trustees: the Independent Trustees/Audit Committee and the Pricing Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The responsibilities of the committee are as follows: perform the specific tasks assigned to the independent Trustees pursuant to the 1940 Act, including periodic consideration of the investment management contacts of the Trust; oversee the audit process for the Trust and consider any questions raised by the independent accountants; select and nominate candidates to serve as independent trustees of the Trust; review on a periodic basis the governance structures and procedures of the Trust; review proposed resolutions of conflict of interest that may arise in the business of the Trust and may have an impact on the shareholders of the Trust; and oversee matters requiring independent oversight of the Trust on behalf of the shareholders of the Trust.

Shareholders may recommend trustee nominees to the Independent Trustees/Audit Committee to fill any vacancies that may occur in the Board by sending such recommendations to the Secretary of the Trust. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the Independent Trustees/Audit Committee. During the fiscal year ending February 28, 2002, the committee held four meetings.

The Pricing Committee determines the fair value of the Trust's securities or other assets under certain circumstances, as described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the "Procedures"). To fulfill its responsibilities and duties the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board, and meets on an as-needed basis to determine the fair value of the Trust's securities or other assets, as described in the Procedures. Mr. Glazer and Mr. Light, the non-interested trustees, are members of the pricing committee; Mr. Grantham, the interested trustee, is an alternate member of the pricing committee. During the fiscal year ending February 28, 2002, the Pricing Committee held 15 committee meetings.

Trustee Fund Ownership

The following table sets forth ranges of Trustees' beneficial share ownership in Funds of the Trust as of December 31, 2001.

                                                                              AGGREGATE DOLLAR RANGE OF FUND SHARES
                                                                                           OWNED IN ALL
                                                DOLLAR RANGE OF FUND                     GMO TRUST FUNDS
               NAME/FUND                            SHARES OWNED                       OVERSEEN BY TRUSTEE
               ---------                            ------------                       -------------------
NON INTERESTED TRUSTEES
Jay O. Light                                            None                                   None
Donald W. Glazer                                        None                              Over $100,000
INTERESTED TRUSTEE
R. Jeremy Grantham                                  Over $100,000                         Over $100,000

Non-Interested Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.

Non-Interested Trustee Ownership of Related Companies
The following table sets forth information about securities owned by non-interested trustees and their family members as of December 31, 2001 in entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, Inc., the Fund's principal underwriter.


                            NAME OF
                          OWNER(S) AND
       NAME OF          RELATIONSHIP TO
NON-INTERESTED TRUSTEE      TRUSTEE           COMPANY        TITLE OF CLASS   VALUE OF SECURITIES      % OF CLASS
----------------------      -------           -------        --------------   -------------------      ----------
Jay O. Light                   NA               None               NA                  NA                  NA


                            NAME OF
                          OWNER(S) AND
       NAME OF          RELATIONSHIP TO
NON-INTERESTED TRUSTEE      TRUSTEE           COMPANY        TITLE OF CLASS   VALUE OF SECURITIES      % OF CLASS
----------------------      -------           -------        --------------   -------------------      ----------
Donald W. Glazer        Self              GMO Brazil            Limited             $240,215             1.95%
                                          Sustainable           partnership
                                          Forest Fund,          interest
                                          LP, a private
                                          investment
                                          company managed
                                          by Renewable
                                          Resources LLC,
                                          an affiliate of
                                          the Manager.*

                                          GMO Tax-Managed       Limited              $239,495              1.3%
                                          Absolute Return       partnership
                                          Fund, a private       interest
                                          investment
                                          company managed
                                          by the
                                          Manager.**


* The Manager may be deemed to "control" this fund by virtue of its ownership interest in and role as Managing Member of Renewable Resources LLC.

** The Manager may be deemed to "control" this fund by virtue of its serving as investment manager of the fund.

REMUNERATION. Each non-interested Trustee receives an annual retainer from the Trust for his services. No additional compensation is paid to any non-interested Trustee for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special director task forces or subcommittees. Non-interested Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

During the fiscal year ending February 28, 2002, other than as set forth in the table below, no Trustee or officer of the Trust received any direct compensation from the Trust or any series thereof:

            NAME OF PERSON, POSITION                           TOTAL COMPENSATION FROM THE TRUST
            ------------------------                           ---------------------------------
           Jay O. Light, Trustee                                           $80,000
           Donald W. Glazer, Esq., Trustee                                 $80,000


Messrs. Grantham, Van Otterloo, Royer and Eston, and Ms. Harbert do not receive any compensation from the Trust, but as members of the Manager will benefit from the management fees paid by each Fund of the Trust.

As of May 1, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of the Fund.

CODE OF ETHICS. Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

         As disclosed in the Prospectus under the heading "Management of the Trust," under a Management Contracts (the "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

     As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2003.

     The Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     The Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Fund. The Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         The Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. In the last three fiscal years, the Fund has paid the following amounts as Management Fees to the Manager pursuant to the Management Contract:

                                                        Gross                  Reduction                   Net
                                                        -----                  ---------                   ---
Year ended 2/28/02                                     $669,121                 $243,762                 $425,359
Commencement of Operations                             $197,911                 $121,801                  $76,110
(6/30/00) though 2/28/01


         Custodial Arrangements. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust's custodian on behalf of the Fund. As such, BBH holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, BBH receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of the Fund on a daily basis.

         Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance and reporting to shareholders of the Fund. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

         The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, in the last three fiscal years the Fund paid GMO the following amounts (after reimbursement by GMO):


                                                       March 1, 1999              March 1, 2000             March 1, 2001
                                                          Through                    Through                   Through
                                                     February 29, 2000          February 28, 2001         February 28, 2002
                                                     -----------------          -----------------         -----------------
Foreign Small Companies Fund                                  --                    $42,410                    $143,383

     Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

     Distributor. Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, Massachusetts 02109, serves as the Trust's distributor on behalf of the Fund. GMO pays all distribution-related expenses of the Fund.

     Counsel. Ropes & Gray, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust.

                             PORTFOLIO TRANSACTIONS

     The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

     Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

     Brokerage and Research Services. In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations. Over-the-counter transactions often involve dealers acting for their own account.

     Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Fund.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

     During the three most recent fiscal years, the Trust paid, on behalf of the Fund, the following amounts in brokerage commissions:

                                                    March 1, 1999            March 1, 2000            March 1, 2001
                                                       Through                  Through                  Through
                                                  February 29, 2000        February 28, 2001        February 28, 2002
                                                  -----------------        -----------------        -----------------
Foreign Small Companies Fund                               --                  $81,462                 $301,543

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

     The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Fund commenced operations as a registered investment company on June 30, 2000. The Fund's predecessor commenced operations on January 4, 1995. The fiscal year for the Fund ends on February 28/29.

     Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-nine series: U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; REIT Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund;

Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Term Income Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; International Equity Allocation Fund; World Equity Allocation Fund; Global (U.S.+) Equity Allocation Fund; Global Balanced Allocation Fund; U.S. Sector Fund; Pelican Fund; Alpha LIBOR Fund; and International Core Plus Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.

     The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust (except for the Pelican Fund): Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares and Class M Shares.

     The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

     The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

     On May 1, 2002 the following shareholders held greater than 25% of the outstanding shares of the Fund:

            Name                    Address                 % Ownership
            ----                    -------                 -----------

The University of Chicago   Attn: Reging Manihowshi            50.15
                            450 N. Cityfront Plaza Drive
                            Suite 440
                            Chicago, IL 60611

Princeton University        Attn: John D. Sweeney              25.04
                            PO Box 35
                            Princeton, NJ 08544

     As a result, such shareholders may be deemed to "control" the Fund as such term is defined in the 1940 Act.

                                  VOTING RIGHTS

     Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

     There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

     No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES

     As of May 1, 2002, there were no outstanding Class IV Shares of the Fund.

                              FINANCIAL STATEMENTS

     The Trust's audited financial statements for the fiscal year ended February 28, 2002 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with respect to the Fund, but not to the other Funds of the Trust) hereby incorporated in this Statement of Additional Information by reference.

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic

--------------------------------------------------------------------------------

conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

                            SUPPLEMENTAL INFORMATION

GMO's Active International Division manages international equity products including the GMO Foreign Small Companies Fund. The Fund seeks to outperform the Salomon Smith Barney EMI World ex-U.S. Index by 300 basis points net of fees per annum over a cycle. The Active International Division has established itself as a disciplined fundamental value investor with a 19-year track record in the international markets.

The methodology for Active International is value driven at both the stock and country level.

Stock selection starts with disciplined quantitative screening which sorts companies in the 30% smallest part of the universe by country. Over 3700 companies in the Salomon Smith Barney EMI World ex-U.S. universe are sorted by value measures of price to earnings, price to book, price to cash flow and yield. The principle driver of stock selection is the traditional fundamental research by the portfolio managers. The managers have sole responsibility by country. Their attention is focused on those companies that fall in the cheapest 30% of the universe on any of these four measures. Their research includes a review of the sector or industry, published company information and analysis and frequent travel to meet with companies and other knowledgeable market participants. All companies outside the U.S., including but not limited to those in the Salomon Smith Barney EMI World ex-U.S. universe, are eligible for inclusion.

Country selection takes into account the relative size of the different foreign markets, while allocating funds into those that show the most promising value situations in the small cap area. Specific valuation opportunities will influence the allocation of assets.

The GMO Foreign Small Companies Fund is constructed on a stock-by-stock basis. Because the primary focus of the strategy is stock selection, country and sector "bets" are incorporated into the portfolio as a result of bottom-up analysis of the fundamental prospects for small value companies.

                                    GMO TRUST

                            PART C. OTHER INFORMATION


Item 23.  Exhibits

     (a)  Amended and Restated Agreement and Declaration of Trust.(1)

     (b)  Amended and Restated By-laws of the Trust.(1)

     (c) Please refer to Article 5 of the Trust's Amended and Restated Declaration of Trust, which is hereby incorporated by reference.

     (d) Form of Management Contracts between the Trust, on behalf of each of its GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Tobacco-Free Core Fund, GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Small Cap Value Fund (formerly "GMO Core II Secondaries Fund"), GMO Small Cap Growth Fund, GMO REIT Fund, GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund (formerly "GMO International Core Fund"), GMO International Growth Fund, GMO Currency Hedged International Equity Fund (formerly "GMO Currency Hedged International Core Fund"), GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund (formerly "GMO Evolving Countries Fund"), GMO Asia Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund (formerly "GMO U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO International Bond Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Term Income Fund, GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund; GMO Tax-Managed Small Companies Fund (formerly "GMO U.S. Small Cap Fund"); GMO International Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Core Plus Allocation Fund, GMO Pelican Fund (formerly "Pelican Fund"), GMO Tax-Managed U.S. Equities Fund, GMO Alpha LIBOR Fund, GMO Tax-Managed International Equities Fund and GMO Emerging Country Debt Share Fund, and Grantham, Mayo, Van Otterloo & Co. ("GMO").(1)

     (e) Distribution Agreement between the Trust on behalf of each of GMO U.S. Core Fund (formerly "GMO Core Fund"), GMO Tobacco-Free Core Fund, GMO Value Fund (formerly "GMO Value Allocation Fund"), GMO Growth Fund (formerly "GMO Growth Allocation Fund"), GMO Small Cap Value Fund (formerly "GMO

-------------------------
     (1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

          Core II Secondaries Fund"), GMO Small Cap Growth Fund, GMO REIT Fund, GMO International Disciplined Equity Fund, GMO International Intrinsic Value Fund (formerly "GMO International Core Fund"), GMO International Growth Fund, GMO Currency Hedged International Equity Fund (formerly "GMO Currency Hedged International Core Fund"), GMO Foreign Fund, GMO Foreign Small Companies Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund (formerly "GMO Evolving Countries Fund"), GMO Asia Fund, GMO Global Hedged Equity Fund, GMO Domestic Bond Fund, GMO Core Plus Bond Fund (formerly "GMO U.S. Bond/Global Alpha A Fund" and "GMO Global Fund"), GMO International Bond Fund, GMO Currency Hedged International Bond Fund (formerly "GMO SAF Core Fund"), GMO Global Bond Fund, GMO Emerging Country Debt Fund, GMO Short-Term Income Fund, GMO Inflation Indexed Bond Fund, GMO Intrinsic Value Fund; GMO Tax-Managed Small Companies Fund (formerly "GMO U.S. Small Cap Fund"); GMO International Equity Allocation Fund, GMO World Equity Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Global Balanced Allocation Fund, GMO U.S. Sector Fund (formerly "GMO U.S. Sector Allocation Fund"), GMO International Core Plus Allocation Fund, GMO Pelican Fund (formerly "Pelican Fund"), GMO Tax-Managed U.S. Equities Fund, GMO Alpha LIBOR Fund, GMO Tax-Managed International Equities Fund and GMO Emerging Country Debt Share Fund, and Funds Distributor, Inc. 1

     (f)  None.

     (g) 1. Custodian Agreement (the "IBT Custodian Agreement") among the Trust, on behalf of certain Funds, GMO and Investors Bank & Trust Company ("IBT");1

          2. Form of Custodian Agreement (the "BBH Custodian Agreement") between the Trust, on behalf of certain Funds, and Brown Brothers Harriman & Co. ("BBH");(1)

          3. Form of Custodian Agreement (the "SSB Custodian Agreement") between the Trust, on behalf of its GMO Pelican Fund (formerly "Pelican Fund"), and State Street Bank and Trust Company ("SSB");(1)

          4. Forms of Letter Agreements with respect to the IBT Custodian Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

          5. Forms of Letter Agreements with respect to the BBH Custodian Agreement among the Trust, on behalf of certain Funds, GMO and BBH;(1)

          6. Form of Accounting Agency Agreement between the Trust, on behalf of certain Funds, and BBH;(1)

-------------------
(1) Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

          7. Form of 17f-5 Delegation Schedule between the Trust, on behalf of certain Funds, and BBH;(1) and

          8. Form of Amended and Restated Delegation Agreement between IBT and the Trust, on behalf of certain Funds of the Trust.(1)

     (h) 1. Transfer Agency Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

          2. Forms of Letter Agreements to the Transfer Agency Agreement among the Trust, on behalf of certain Funds, GMO and IBT;(1)

          3. Form of Notification of Obligation to Reimburse Certain Fund Expenses by GMO to the Trust;(1) and

          4. Form of Amended and Restated Servicing Agreement between the Trust, on behalf of certain Funds, and GMO.(1)

     (i)  Form of Opinion and Consent of Ropes & Gray.(1)

     (j)  None.

     (k)  Financial Statements - Not applicable.

     (l)  None.

     (m) 1. Form of GMO Trust Amended and Restated Distribution and Service Plan (Class M);(1)

          2. Form of Amended and Restated Administration Agreement;(1) and

          3. Form of Service Agreement between American Express Financial Advisors Inc. and the Trust, on behalf of certain Funds;(1)

          4. Form of Services Agreement between the Fidelity Brokerage Services LLC and National Financial Services LLC (together "Fidelity"), and the Trust, on behalf of certain Funds;(1)

          5. Form of Funds Trading Agreement between Fidelity Investments Institutional Operations Company, Inc., IBT, BBH, GMO, and the Trust, on behalf of certain Funds;(1) and

          6. Form of First Amendment to the Funds Trading Agreement between Fidelity Investments Institutional Operations Company, Inc., IBT, BBH, GMO, and the Trust, on behalf of certain Funds.(1)

-------------------
1 Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

     (n) Form of Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective June 1, 1996 as amended and restated May __, 2002. -- Exhibit 1

     (o)  Reserved.

     (p) Code of Ethics adopted by the Trust, GMO, Dancing Elephant, Ltd., GMO Australia Ltd., GMO Australia LLC, GMO Renewable Resources LLC, GMO Woolley Ltd.(1)

Item 24. Persons Controlled by or Under Common Control with Registrant

     None.

Item 25. Indemnification

     See Item 27 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 26. Business and Other Connections of Investment Adviser

     See Item 28 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 27. Principal Underwriters

Item 27 (a). Funds Distributor, Inc. ("FDI" or the "Distributor") acts as principal underwriter for the following other investment companies:

             LaSalle Partners Funds, Inc.
             LMCG Funds
             Merrimac Series
             Monetta Fund, Inc.
             Monetta Trust
             The Montgomery Funds I
             The Montgomery Funds II
             The Munder Framlington Funds Trust
             The Munder Funds Trust
             The Munder Funds, Inc.
             National Investors Cash Management Fund, Inc.
             The Saratoga Advantage Trust
             Skyline Funds
             St. Clair Funds, Inc.
             TD Waterhouse Family of Funds, Inc.
             TD Waterhouse Trust

-------------------
1 Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

             UAM Funds, Inc.
             UAM Funds, Inc. II
             UAM Funds Trust

             FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI is located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

Item 27(b).  Information about Directors and Officers of FDI is as follows:

Director or Officer                 Positions and Offices with FDI
-------------------                 ------------------------------
Lynn J. Mangum                      Director

William J. Tomko                    President

Kevin J. Dell                       Secretary

Edward S. Forman                    Assistant Secretary

Dennis R. Sheehan                   Director/Treasurer

Donald W. Blodgett, Jr.             Financial Operations Officer

Charles L. Booth                    Vice President/
                                    Assistant Compliance Officer

Richard F. Froio                    Chief Compliance Officer/
                                    Executive Representative
                                    Supervising Principal

The above FDI directors and officers do not have positions or offices with the Trust.

Item 27(c). Other Compensation received from the certain funds of the Trust during the last fiscal year by FDI:

                                                     Class M Shares*
GMO Fund Name*                                       Distribution (12b-1) Fees**
-------------                                        -------------------------
U.S. Core Fund                                                ***
Tobacco-Free Core Fund                                        ***
Value Fund                                                    ***
Intrinsic Value Fund                                          ***
Growth Fund                                                   ***
REIT Fund                                                     ***

-------------------
1 Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

International Disciplined Equity Fund                         ***
International Intrinsic Value Fund                            ***
International Growth Fund                                     ***
Currency Hedged International Equity Fund                     ***
Foreign Fund                                                  ***
Emerging Countries Fund                                       ***
Domestic Bond Fund                                            ***
Core Plus Bond Fund                                           ***
International Bond Fund                                       ***
Currency Hedged International Bond Fund                       ***
Global Bond Fund                                              ***
Short-Term Income Fund                                        ***
Global Hedged Equity Fund                                     ***
Inflation Indexed Bond Fund                                   ***
Emerging Country Debt Share Fund                              ***
International Equity Allocation Fund                          ***
World Equity Allocation Fund                                  ***
Global (U.S.+) Equity Allocation Fund                         ***
Global Balanced Allocation Fund                               ***
U.S. Sector Fund                                              ***

* Other classes of the GMO Funds do not pay distribution (12b-1) fees or any other type of commission or compensation to FDI.

** The Class M Shares distribution (12b-1) fees constitute payments for services rendered and expenses borne by FDI, which are primarily intended to result in the sale of Class M shares and/or the provision of certain other services incidental thereto.

***  To be filed.

Item 28. Location of Accounts and Records

          See Item 30 of Pre-Effective Amendment No. 1 which is hereby incorporated by reference.

Item 29. Management Services

          Not Applicable.

Item 30. Undertakings

          None.



-------------------
1 Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940 (the "1940 Act"), the Registrant, GMO Trust, has duly caused this Post-Effective Amendment No. 65 under the Securities Act and Post-Effective Amendment No. 78 under the 1940 Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 3rd day of May, 2002.

                                 GMO Trust

                                 By:  R. JEREMY GRANTHAM*
                                      -------------------
                                      R. Jeremy Grantham
                                      Title:  President - Quantitative;
                                      Principal Executive Officer; Trustee


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 65 to the Trust's Registration Statement under the Securities Act has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                     Title                                              Date
----------                                     -----                                              ----
R. JEREMY GRANTHAM*                            President - Quantitative; Principal Executive      May 3, 2002
-------------------
R. Jeremy Grantham                             Officer; Trustee

SUSAN RANDALL HARBERT*                         Chief Financial Officer and Treasurer; Principal   May 3, 2002
----------------------
Susan Randall Harbert                          Financial and Accounting Officer

JAY O. LIGHT*                                  Trustee                                            May 3, 2002
-------------
Jay O. Light

DONALD W. GLAZER*                              Trustee                                            May 3, 2002
-----------------
Donald W. Glazer

                                          * By:   /S/ ELAINE M. HARTNETT
                                              ----------------------------------
                                                  Elaine M. Hartnett
                                                  Attorney-in-Fact

                                POWER OF ATTORNEY

     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett, Susan Randall Harbert and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

         Witness my hand and common seal on the date set forth below.

                  (Seal)



Signature                           Title                     Date
---------                           -----                     ----

/S/ Jay O. Light                    Trustee                   December 11, 2000
------------------
Jay O. Light

                                POWER OF ATTORNEY

     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett, Susan Randall Harbert and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

         Witness my hand and common seal on the date set forth below.

                  (Seal)



Signature                           Title                     Date
---------                           -----                     ----

/S/ R. Jeremy Grantham              Trustee                   December 11, 2000
----------------------
R. Jeremy Grantham

                                POWER OF ATTORNEY

     I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett, Susan Randall Harbert and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

         Witness my hand and common seal on the date set forth below.

                  (Seal)



Signature                           Title                     Date
---------                           -----                     ----

/S/ Donald W. Glazer                Trustee                   December 11, 2000
---------------------------
Donald W. Glazer

                                POWER OF ATTORNEY


     I, the undersigned officer of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Elaine M. Hartnett and William R. Royer, singly, my true and lawful attorney, with full power to him or her to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of GMO Trust, hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

                       (Seal)


Signature                         Title                             Date
---------                         -----                             ----

/S/ Susan Randall Harbert         Chief Financial Officer and        May 2, 2001
-------------------------         Treasurer; Principal Financial
Susan Randall Harbert             and Accounting Officer

                                  EXHIBIT INDEX

                                    GMO TRUST

Exhibit No.          Title of Exhibit
-----------          ----------------

     1 Form of Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, effective June 30, 1996 as amended and restated May __, 2002.


                                      -12-